Execution Version
AMENDMENT NO. 6 TO ADMINISTRATION AGREEMENT

THIS AMENDMENT NO. 6 TO ADMINISTRATION AGREEMENT (this “Amendment”), dated as of May 12, 2021, is entered into by and among PROSPER FUNDING LLC (the “Company” and the “Licensor”), PROSPER MARKETPLACE, INC., in its capacity as the Licensee (“Licensee”), PROSPER MARKETPLACE, INC., in its separate capacity as the Corporate Administrator (the “Corporate Administrator”), PROSPER MARKETPLACE, INC., in its separate capacity as the Loan Platform Administrator (the “Loan Platform Administrator”), and PROSPER MARKETPLACE, INC., in its separate capacity as the Loan and Note Servicer (the “Loan and Note Servicer”).

RECITALS
WHEREAS, the parties hereto entered into that certain Administration Agreement dated as of January 22, 2013 and made effective as of February 1, 2013, pursuant to which Prosper Marketplace, Inc. provides Prosper Funding LLC certain corporate administration services and platform administration services, and services all Borrower Loans and Securities (as heretofore amended or otherwise modified, the “Administration Agreement”);

WHEREAS, the parties hereto have previously amended the Administration Agreement pursuant to that certain Amendment No. 1 to Administration Agreement dated as of January 1, 2014, that certain Amendment No. 2 to Administration Agreement dated as of January 1, 2015, that certain Amendment No. 3 to Administration Agreement dated as of November 8, 2016 and made effective as of July 1, 2016, that certain Amendment No. 4 to Administration Agreement dated as of January 25, 2018, and that certain Amendment No. 5 to Administration Agreement dated as of November 12, 2018 and made effective as of October 1, 2018; and

WHEREAS, the parties hereto desire to further amend the Administration Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereby agree as follows:

ARTICLE 1.
DEFINITIONS
1.1     Any capitalized terms used in this Amendment but not otherwise defined shall have the meanings ascribed to those terms under the Administration Agreement.

ARTICLE 2.
MODIFICATIONS
2.1     Section 2.1(a) of the Administration Agreement is hereby deleted in its entirety and replaced with the following:

“2.1    Grant of License and Right to Sublicense.

(a) Licensor hereby grants to Licensee a non-exclusive, non-transferable (except as contemplated herein), worldwide license to access and use the Prosper System, including, without limitation, all software, intellectual property and other property of the Licensor comprising the Prosper System, including any and all associated logos, trademarks and tradenames (the “License”). Licensor further grants to Licensee, without restriction, the right to sublicense any portion of the rights (up to and including all rights) afforded to the Licensee by the Licensor with respect to the License; provided, that, (i) upon request, the Licensee shall provide the Licensor with details of any sublicenses granted, (ii) any sublicense granted by the Licensee shall terminate when the License granted by the Licensor to the Licensee terminates, and (iii) Licensee shall be responsible for all such sublicensees’ compliance with Licensee’s duties and obligations set forth in this Agreement with respect to the License. Licensor hereby ratifies any sublicenses granted prior to the date hereof in accordance with the terms of this Agreement and Licensor’s actions taken pursuant to such sublicenses. Licensee shall use the Prosper System exclusively (A) for and in the course of the fulfillment by Licensee of its duties as Corporate Administrator, Loan Platform Administrator and Loan and Note Servicer pursuant to Articles III, IV and V hereof for so long as such Articles of this Agreement remain in full force and effect and so long as Licensee continues timely to pay the License Fee, (B) for and in the course of its facilitation of Borrower Loan originations and fundings by the Bank for so long as the Licensee is contractually bound to facilitate such lending by the Bank and continues to pay the License Fee, and (C) as otherwise mutually agreed upon by Licensor and Licensee. If a third party succeeds the Licensee as Corporate Administrator, Loan Platform Administrator or Loan and Note Servicer under this Agreement or pursuant to any other Agreement of Licensor following termination of Licensee in such capacity hereunder, then such third party shall also automatically be granted a license hereunder, in order to enable such third party to fulfill its duties in such capacity under Articles III, IV or V hereof, as applicable, and thereafter such third party shall be deemed a Licensee for purposes of such provisions, and the License granted to the initial Licensee shall automatically be restricted in scope to the performance of its remaining duties and obligations hereunder.”

ARTICLE 3.
MISCELLANEOUS
a.Reference to and Effect on the Administration Agreement.

i.Upon the effectiveness of this Amendment, (i) each reference in the Administration Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Administration Agreement as amended or otherwise modified hereby and (ii) each reference to the Administration Agreement or any other document, instrument or agreement executed and/or delivered in connection with the Administration Agreement, shall mean and be a reference to the Administration Agreement as amended or otherwise modified hereby.

ii.Except as specifically waived, amended or otherwise modified above, the terms and conditions of the Administration Agreement and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.

iii.The execution, delivery and effectiveness of this Amendment shall not constitute a waiver of any provision contained in the Administration Agreement, except as specifically set forth herein.

b.Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic imaging system shall be effective as delivery of a manually executed counterpart of this Amendment.

c.GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAW RULES, OTHER THAN SECTIONS 5- 1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

d.Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

e.Successors and Assigns. This Amendment shall be binding upon each party hereto and their respective successors and assigns, and shall inure to the benefit of each party hereto and successors and assigns.

3.6     Entire Agreement. This Amendment, taken together with the Administration Agreement, embodies the entire agreement and understanding of the parties hereto and supersedes all prior agreements and understandings, written and oral, relating to the subject matter hereof.

[Signature page follows.]

IN WITNESS WHEREOF, each Party has caused this Amendment to be signed in its corporate name on its behalf by its proper official duly authorized as of the day, month and year first above written.
Company:

PROSPER FUNDING LLC

By:_/s/ Edward R. Buell III

Name:     Edward R. Buell III
Title:         Secretary
Address:     221 Main Street, 3rd Floor
San Francisco, CA 94105

Tax Identification No.: 45-4526070

Licensor:
PROSPER FUNDING LLC

By:_/s/ Edward R. Buell III

Name:     Edward R. Buell III
Title:         Secretary
Address:     221 Main Street, 3rd Floor
San Francisco, CA 94105

Tax Identification No.: 45-4526070

Licensee:

PROSPER MARKETPLACE, INC.

By:_/s/ Usama Ashraf

Name:     Usama Ashraf
Title:         President and Chief Financial Officer
Address:     221 Main Street, 3rd Floor
San Francisco, CA 94105
[Signature page to Amendment No. 6 to Administration Agreement]

Tax Identification No.: 73-1733867
Corporate Administrator:

PROSPER MARKETPLACE, INC.

By:_/s/ Usama Ashraf

Name:     Usama Ashraf
Title:         President and Chief Financial Officer
Address:     221 Main Street, 3rd Floor
San Francisco, CA 94105

Tax Identification No.: 73-1733867

Loan Platform Administrator:

PROSPER MARKETPLACE, INC.

By:_/s/ Usama Ashraf

Name:     Usama Ashraf
Title:         President and Chief Financial Officer
Address:     221 Main Street, 3rd Floor
San Francisco, CA 94105

Tax Identification No.: 73-1733867

Loan and Note Servicer:

PROSPER MARKETPLACE, INC.

By:_/s/ Usama Ashraf

Name:     Usama Ashraf
Title:         President and Chief Financial Officer
[Signature page to Amendment No. 6 to Administration Agreement]

Address:     221 Main Street, 3rd Floor
San Francisco, CA 94105

Tax Identification No.: 73-1733867
[Signature page to Amendment No. 6 to Administration Agreement]